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                                                                   Exhibit 10.46

                              PURCHASE AGREEMENT


                  THIS PURCHASE AGREEMENT ("Agreement") is made as of the 10th day of October, 1997, by and among Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), Starwood Lodging Corporation, a Maryland corporation (the "Corporation") (the Trust and the Corporation, being collectively referred to as the "Company"), and UBS Limited, an English corporation ("UBS Limited") and Union Bank of Switzerland, London Branch, acting through its agent UBS Securities LLC ("UBS-LB") (UBS Limited and UBS-LB being hereinafter collectively called the "UBS Parties" and sometimes individually, a "UBS Party"). References herein to the "Company" refer to the Trust and the Corporation, and those entities respectively owned or controlled by the Trust or the Corporation.

                  IN CONSIDERATION of the mutual covenants contained in this Purchase Agreement, the Trust, the Corporation and the UBS Parties agree as follows:

                           SECTION 1. Authorization of Sale of the Shares.
Subject to the terms and conditions of this Agreement, the Trust has authorized the issuance to UBS Limited of up to an aggregate of 2,500,000 shares of beneficial interest, $.01 par value per share, of the Trust (the "Trust Shares") and the Corporation has authorized the issuance to UBS of up to an aggregate of 2,500,000 shares of Common Stock, par value $0.01 per share (the "Corporation Shares"), which Trust Shares and Corporation Shares are paired and traded as a unit consisting of one (1) Trust Share and one (1) Corporation Share (hereinafter each such paired unit is referred to as a "Paired Share" and the Paired Shares referred to in this sentence are herein called the "Purchase Shares"). In addition, the Trust and the Corporation may issue to UBS-LB additional Paired Shares in settlement of certain of its obligations under the Forward Stock Purchase Agreement, dated October 15, 1997 (the "Forward Stock Purchase Agreement"), among the Trust, the Corporation and UBS-LB (the "Additional Shares"). The Purchase Shares and the Additional Shares are hereinafter collectively called the "Shares".

                           SECTION 2. Agreement to Sell and Purchase the
Purchase Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 3 hereof), the Company will sell to UBS Limited the Purchase Shares, the number of which shall equal 2,185,000 shares for a per share purchase price of $57.25 per share. Pursuant to the direction of the Company, the purchase price per Paired Share shall be allocated 95% to the Trust and 5% to the Corporation.

                           SECTION 3.  Delivery of the Shares at the Closing.

                           3.1. Closing. The completion of the purchase and sale
of the Purchase Shares (the "Closing") shall occur as soon as practicable, on such date to be agreed upon among the Trust, the Corporation and the UBS Parties, but in no event later than the earlier of (i) October 15, 1997 or (ii) three business days after the execution of this Agreement (hereinafter, the "Closing Date").

                           3.2. Conditions. At Closing, the Trust and
Corporation shall deliver or
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cause to be delivered to the UBS Limited one or more stock certificates registered in the name of UBS Limited representing the number of Purchase Shares set forth in Section 2 above.

                  The obligation of the Trust and the Corporation to complete the sale of the Purchase Shares and deliver such stock certificate(s) to UBS Limited at the Closing shall be subject to the following conditions, any one or more of which may be waived by both the Trust and the Corporation acting together: (i) receipt by the Company of Federal Funds (or other mutually agreed upon form of payment) in the full amount of the purchase price for the Purchase Shares being purchased hereunder, (ii) the accuracy in all material respects, as of the Closing Date, of the representations and warranties made by the UBS Parties herein and the fulfillment, in all material respects, as of the Closing Date, of those undertakings of the UBS Parties to be fulfilled prior to the Closing, (iii) the Forward Stock Purchase Agreement shall have been fully executed by the parties thereto and (iv) receipt by the Company of a cross-receipt with respect to the Purchase Shares executed by UBS Limited.

                  UBS Limited's obligation to accept delivery of such stock certificate(s) and to pay for the Purchase Shares evidenced thereby shall be subject to the following conditions: (i) the accuracy in all material respects, as of the Closing Date, of the representations and warranties made by the Trust and the Corporation herein and the fulfillment in all material respects, as of the Closing Date, of those undertakings of the Company to be fulfilled prior to Closing; and (ii) the UBS Parties shall have received all opinions and certificates to be delivered pursuant to this Agreement.

                           SECTION 4. Representations, Warranties and Covenants
of the Trust. The Trust hereby represents and warrants to, and covenants with, the UBS Parties as follows:

                           4.1. Organization and Qualification. The Trust has
been formed as a real estate investment trust under Maryland law pursuant to a Declaration of Trust filed as of August 15, 1969 in the office of the Maryland Secretary of State, as amended and restated as of June 6, 1988 and filed in the office of the Maryland Secretary of State on such date, and as further amended as of February 1, 1995. The Trust's existence has not been suspended or terminated nor have any dissolution, revocation or forfeiture proceedings regarding the Trust been commenced. The Trust has been duly qualified to do business in each jurisdiction (i) wherein it owns, leases or manages real property or (ii) where the failure so to qualify to do business would have a material adverse effect on the financial condition, business, operations or prospects of the Company taken as a whole (a "Material Adverse Effect").

                           4.2. Authorized Capital Stock. The Trust has
125,000,000 authorized shares as of July 31, 1997, consisting of 100,000,000 Trust Shares, par value $0.01 per share, 20,000,000 Excess Trust Shares, par value $0.01 per share and 5,000,000 Excess Preferred Shares, par value $0.01 per share. As of July 31, 1997, there were 45,562,851 Paired Shares outstanding and an aggregate of 18,296,917 Paired Shares were reserved for issuance (i) upon exercise of all outstanding warrants, options and other rights to purchase Paired Shares, (ii) upon conversion of all outstanding debt securities and (iii) upon exercise all exchange and conversion rights with respect to the SLC Operating Limited Partnership and SLT Realty


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Limited Partnership and all other entities the holders of equity interests in which have the right to exchange or convert such equity interests into Paired Shares. No preferred shares of the Trust are currently outstanding. The issued and outstanding Paired Shares of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof included in the Company's SEC Filings (as defined below). Other than as described in the Company's SEC Filings, the Trust does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Trust's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder in the Company's SEC Fillings accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                           4.3. Issuance, Sale and Delivery of the Shares. The
Purchase Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof included in the Company's SEC Filings or incorporated by reference in the Registration Statement, if available. The Additional Shares, if and when issued pursuant to the Forward Stock Purchase Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof included in the Company's SEC filings or incorporated by reference in the Registration Statement. None of the Purchase Shares when issued and delivered to the UBS Parties shall be subject to any lien, security interest, claim, charge or encumbrance of any nature. No further approval or authority of the shareholders or the Board of Trustees of the Trust will be required for the issuance and/or sale of the Purchase Shares to be sold by the Company as contemplated herein or in the Forward Stock Purchase Agreement, except such as shall have been obtained on or before the Closing Date. The issuance and/or sale of the Purchase Shares to the UBS Parties by the Company pursuant to this Agreement or the Forward Stock Purchase Agreement (as the case may be), the compliance by the Company with the other provisions of this Agreement or the Forward Stock Purchase Agreement and the consummation of the other transactions contemplated hereby or thereby do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as shall have been obtained on or before the Closing Date other than the registration of the resale of the Shares by the UBS Parties with the Securities and Exchange Commission (the "SEC") and any required Blue Sky filings with the States. The Company meets and will continue to meet the requirements for use of Form S-3 under the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"). The Company has filed and will file all documents which it is required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and all such documents (collectively, together with the Company's registration statements filed under the Securities Act which have been declared effective since January 1, 1997 and have not been withdrawn, the "Company's SEC Filings") comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, as applicable, and


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none of such documents, when so filed, contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement (as defined in Section 8 below) shall, when they are filed with the SEC, conform in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable. No Registration Statement filed in respect of any of the Purchase Shares or Additional Shares, when so filed, will contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           4.4. Due Execution, Delivery and Performance of the
Agreement. The Trust has full legal right, power and authority to enter into the Purchase Agreement and the Forward Stock Purchase Agreement and perform the transactions contemplated hereby and thereby. The Purchase Agreement and the Forward Stock Purchase Agreement have been duly authorized, executed and delivered by the Trust. The making and performance of the Purchase Agreement and the Forward Stock Purchase Agreement by the Trust and the consummation of the transactions herein and therein contemplated will not violate any provision of the articles of incorporation, declaration of trust, or bylaws, or other organizational documents, of the Trust, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Trust is a party or by which the Trust or its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Trust or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required by or on the part of the Trust for the execution and delivery of this Agreement, the Forward Stock Purchase Agreement or the consummation of the transactions contemplated hereby or thereby, except in connection with the filing of any Registration Statements pursuant to Section 8 below or for compliance with the Blue Sky laws applicable to the offering of the Shares. Upon the execution and delivery hereof, each of this Agreement and the Forward Stock Purchase Agreement will constitute the valid and binding obligation of the Trust, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the enforceability of the indemnification agreements of the Trust in Section 8.5 hereof may be limited by public policy.

                           4.5. Accountants. The Company's independent certified
public accountants, who have expressed their opinion with respect to the Most Recent Financial Statements (as defined below) are independent accountants as required by the Securities Act and the Rules and Regulations. The Company shall cause its independent certified public


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accountants to deliver, on the effective date of Registration Statement, and thereafter upon the request of a UBS Entity (which shall be made no more frequently than once during any 30 day period), a letter stating that such accountants are independent public accountants within the meaning of the Securities Act and otherwise in customary form and covering such financial and accounting matters as are then customarily covered by letters of independent certified public accountants delivered in connection with secondary public offerings of equity securities pursuant to a shelf registration statement.

                           4.6. No Defaults. Except as to defaults, violations
and breaches which individually or in the aggregate would not be material to the Company (taken as a whole), the Trust is not in violation or default of any provision of its declaration of trust or bylaws, or other organizational documents, and is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which constitutes an event of default on the part of the Trust as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default except such defaults which individually or in the aggregate would not be material to the Company.

                           4.7. Contracts. Neither the Trust, nor to the best of
the Trust's knowledge, any other party is in breach of or default under any contracts to which the Trust is a party except such breach or default which individually or in the aggregate would not have a Material Adverse Effect.

                           4.8. No Actions. There are no legal or governmental
actions, suits or proceedings pending or, to the best of the Trust's knowledge, threatened to which the Trust is or may be a part or of which property owned or leased by the Trust is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), of the properties, business, results of operations or prospects of the Company, and no labor disturbance by the employees of the Trust exists or is imminent which might be expected to affect adversely such condition, properties, business, results of operations or prospects. Except as may be described in the Company's SEC Filings, the Trust is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

                           4.9. Properties. The Trust has good and marketable
title to all the properties and assets reflected as owned by the Company in the financial statements included in the Most Recent Financial Statements, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements or the Company's SEC Filings, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Trust. The Trust holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Trust and the Corporation. The Trust owns or leases


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all such properties as are necessary to its operations as now conducted. The
Trust qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended, with respect to its taxable years ended December 31, 1995 and December 31, 1996, and is organized in conformity with the requirements for qualification as a real estate investment trust, and its manner of operation has enabled it to meet the requirements for qualification as a real estate investment trust as of the date hereof, and its proposed manner of operation will enable it to meet the requirements for qualification as a real estate investment trust in the future.

                           4.10. No Material Change. Since the date of the Most
Recent Financial Statements, and except as otherwise disclosed in the Company's SEC Filings as of the Closing Date or in writing to the UBS Parties the Trust
(i) has not incurred any liabilities or obligations, indirect, or contingent, which will have a Material Adverse Effect or entered into any material verbal or written agreement or other material transaction which is not in the ordinary course of business (it being agreed that for purposes of this sentence the Trust's ordinary course of business shall include the acquisition or disposition, directly indirectly, of real estate properties or businesses of a type that may be owned by a "real estate investment trust" (as defined under the Internal Revenue Code)) or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Trust has not sustained any loss or interference with its businesses or properties (taken as a whole) from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, which has had a material adverse effect on such business or properties; (iii) the Trust is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the authorized capital of the Trust or material increase in the principal amount of outstanding indebtedness of the Trust (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company.

                           4.11. Intellectual Property. The Trust believes it
has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its businesses as now conducted; and the Trust does not have knowledge of any material infringement by it of trademark, trade name rights, patent rights, copyrights, licenses, trade secrets or other similar rights of others, and no claim has been made against the Trust regarding trademark, trade name, patent, copyright, license, trade secrecy or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

                           4.12. Compliance. The Trust has not been advised, and
has no reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company.

                           4.13. Taxes. The Trust has filed all necessary
federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon (except


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for those taxes which are being contested in good faith through appropriate proceedings, for which adequate reserves have been established and which are either reflected in the Most Recent Financial Statements or disclosed by the Company to UBS in writing), and the Trust has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Trust which could materially adversely affect the business condition (financial or otherwise), results of operations or prospects of the Company.

                           4.14. Transfer Taxes. On the Closing Date, all stock
transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Purchase Shares to be sold to UBS Limited hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

                           4.15. Investment Company. The Trust is not required
to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                           4.16. Offering Materials. The Trust has not
distributed nor will distribute prior to the Closing Date any offering material in connection with the offering and sale of the Purchase Shares other than the documents provided to the UBS Parties pursuant to Section 4.18.

                           4.17. Insurance. The Company maintains insurance (or
insurance is maintained on its behalf) of the types and in the amounts generally deemed adequate under customary industry standards for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                           4.18. SEC Filings. The information contained in the
following documents, which the Company has furnished to the UBS Parties, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective filing dates:

                  (a) Joint Annual Report on Form 10-K/A for the year ended December 31, 1996, which Joint Annual Report includes the Trust's and the Corporation's most recently available audited financial statements together with the report thereon of the independent certified public accountants (the "Most Recent Financial Statements");

                  (b) Joint Quarterly Report on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997;

                  (c) the Company's joint proxy statements on Form 14A relating to (i) the most recent Annual Meeting of the Corporation's and the Trust's Shareholders and (ii) any Special Meetings of the Corporation's


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                           Shareholders and the Trust's Shareholders which
                           occurred during the 12-month period prior to the date hereof or for which a meeting date has been fixed and a proxy statement distributed;

                  (d) Prospectus dated March 21, 1997 and Supplement thereto dated March 27, 1997 and Prospectus dated September 29, 1997 and Supplement thereto dated September 29, 1997;

                  (e) all other documents, if any, filed by or with respect to the Trust and the Corporation with the SEC since January 1, 1997 pursuant to Sections 13, 15(d) or 16(a) of the Exchange Act; and

                  (f) a covenant compliance certification stating that the Trust and the Corporation and their respective subsidiaries are not in default under any of its credit agreements or other financing arrangements.

                           4.19. Legal Opinion. Prior to the Closing, counsel to
the Company will deliver their legal opinions to the UBS Parties in substantially the forms of Exhibits A-1 and A-2 hereto.

                           4.20. ERISA. The Company and its affiliates are in
compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder ("ERISA"). Neither a Reportable Event (as defined under ERISA) nor a Prohibited Transaction (as defined under ERISA) has occurred with respect to any Plan (as defined below) of the Company and/or its affiliates; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five years; no circumstance exists which constitutes grounds under Section 402 of ERISA entitling the Pension Benefit Guaranty Corporation ("PBGC") to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; the Company and its affiliates have not completely or partially withdrawn under Sections 4201 or 4202 of ERISA from any Multiemployer Plan (as defined therein); the Company and its affiliates have met the minimum funding requirements of Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") and Section 302 of ERISA with respect to each Plan and there is no unfunded current liability (as defined below) with respect to any Plan; the Company and its affiliates have not incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA); no part of the funds to be used by the Company in satisfaction of its obligations under this Purchase Agreement or the Forward Stock Purchase Agreement constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases and bulletins or as interpreted under applicable case law. As used below, "Plan" means an "employee benefit plan" or "plan" as described in
Section 3(3) of ERISA; and "unfunded current liability" has the meaning provided in Section 302(d)(8)(A) of ERISA.


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                           4.21. Certificate. A certificate of the Trust
executed by the chief executive, financial or accounting officer of the Trust, to be dated the Closing Date in form and substance satisfactory to the UBS Parties to the effect that the representations and warranties of the Trust set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date.

                           4.22. Environmental Protection. To the Trust's
knowledge, except as disclosed in the Company's SEC Filings, none of the Trust's or its affiliates' properties contain any Hazardous Materials that, under any Environmental Law, (i) would impose liability on the Trust or any affiliate that is likely to have a material adverse effect on the condition (financial or other), business, results of operations, or prospects, of the Company or (ii) is likely to result in the imposition of a lien on any material asset owned, directly or indirectly, by the Company. To the Trust's knowledge, neither it nor any affiliate is subject to any existing, pending or threatened investigation or proceeding by any governmental agency or authority with respect or pursuant to any Environmental Law, except any which, if adversely determined, would not have a material adverse effect on the condition (financial or other), business, results of operations or prospects of the Company. As used herein, "Environmental Laws" mean all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes; and "Hazardous Material" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C "1251 et seq.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. "9601 et seq.;
(iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. "6901 et seq.; (iv) any toxic pollutant listed under Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under
Section 112 of the Clean Air Act, 42 U.S.C. "7401 et seq.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substances Control Act, 15 U.S.C. "2601 et seq.; and (vii) petroleum, petroleum products, petroleum by-products, petroleum decomposition by-products, and waste oil.

                           SECTION 5. Representations, Warranties and Covenants
of the Corporation. The Corporation hereby represents and warrants to, and covenants with, the UBS Parties as follows:

                           5.1. Organization and Qualification. The Corporation
has been duly organized, is validly existing and in good standing under the laws of Mary land. The


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Corporation's corporate existence has not been suspended or terminated, nor have any dissolution, liquidation or forfeiture proceedings involving the Corporation been commenced. The Corporation has been duly qualified to do business in each jurisdiction (i) wherein such entity owns, leases or manages real property or (ii) where the failure so to qualify to do business would have a Material Adverse Effect.

                           5.2. Authorized Capital Stock. The Corporation has
authorized capital stock as of July 31, 1997 of 135,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.01 per share, 10,000,000 shares of preferred stock, par value $0.01 per share, 20,000,000 shares of excess common stock, par value $0.01 per share and 5,000,000 shares of excess preferred stock, par value $0.01 per share. As of July 31, 1997, there were 45,562,851 Paired Shares outstanding and an aggregate of 18,296,917 Paired Shares were reserved for issuance (i) upon exercise of all outstanding warrants, options and other rights to purchase Paired Shares, (ii) upon conversion of all outstanding debt securities and (iii) upon exercise all exchange and conversion rights with respect to the SLC Operating Limited Partnership and SLT Realty Limited Partnership and all other entities the holders of equity interests in which have the right to exchange or convert such equity interests into Paired Shares. No preferred shares of the Corporation are currently outstanding. The issued and outstanding Paired Shares of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof included in the Company's SEC Filings. Other than as described in the Company's SEC Filings, the Corporation does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Corporation's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder in the Company's SEC Fillings accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                           5.3. Issuance, Sale and Delivery of the Shares. The
Purchase Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof included in the Company's SEC Filings or incorporated by reference in the Registration Statement, if available. The Additional Shares, if and when issued pursuant to the Forward Stock Purchase Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof included in the Company's SEC filings or incorporated by reference in the Registration Statement. None of the Purchase Shares when issued and delivered to the UBS Parties shall be subject to any lien, security interest, claim, charge or encumbrance of any nature. No further approval or authority of the shareholders or the Board of Directors of the Corporation will be required for the issuance and/or sale of the Purchase Shares to be sold by the Company as contemplated herein or in the Forward Stock Purchase Agreement, except such as shall have been obtained on or before the Closing Date. The issuance and/or sale of the Purchase Shares to the UBS Parties by the Company pursuant to this Agreement or the Forward Stock Purchase Agreement (as the case may be), the compliance by the Company with the other provisions of this Agreement or the Forward Stock Purchase Agreement and the consummation of the other transactions contemplated hereby or thereby do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as shall have been obtained on or before the Closing Date other than the registration of the resale of the Shares by the UBS Parties with the Securities and Exchange Commission (the "SEC") and any required Blue Sky filings with the States. The Company meets and will continue to meet the requirements for use of Form S-3 under the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"). The Company has filed and will file all documents which it is required to file under the Exchange Act and all such documents comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, as applicable, and none of such documents, when so filed, contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement (as defined in Section 8 below) shall, when they are filed with the SEC, conform in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable. No Registration Statement filed in respect of any of the Purchase Shares or Additional Shares, when so filed, will contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           5.4. Due Execution, Delivery and Performance of the
Agreement. The Corporation has full legal right, power and authority to enter into the Purchase Agreement and the Forward Stock Purchase Agreement and perform the transactions contemplated hereby and thereby. The Purchase Agreement and the Forward Stock Purchase Agreement have been duly authorized, executed and delivered by the Corporation. The making and performance of the Purchase Agreement and the Forward Stock Purchase Agreement by the Corporation and the consummation of the transactions herein and therein contemplated will not violate any provision of the articles of incorporation, or bylaws, or other organizational documents, of the Corporation, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Corporation is a party or by which the Corporation or its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Corporation or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required by or on behalf of the Corporation for the execution and delivery of this Agreement, the Forward Stock Purchase Agreement or the consummation of the transactions contemplated hereby or thereby, except in connection with the filing of any Registration Statements pursuant to Section 8 below or for compliance with the Blue Sky laws applicable to the offering of the Shares. Upon the execution and delivery hereof, each of this Agreement and the Forward Stock

Purchase Agreement will constitute the valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the enforceability of the indemnification agreements of the Corporation in Section 8.5 hereof may be limited by public policy.

                           5.5. Accountants. The Company's independent certified
public accountants, who have expressed their opinion with respect to the Most Recent Financial Statements (as defined below) are independent accountants as required by the Securities Act and the Rules and Regulations. The Company shall cause its independent certified public accountants to deliver, on the effective date of Registration Statement, and thereafter upon the request of a UBS Entity (which shall be made no more frequently than once during any 30 day period), a letter stating that such accountants are independent public accountants within the meaning of the Securities Act and otherwise in customary form and covering such financial and accounting matters as are then customarily covered by letters of independent certified public accountants delivered in connection with secondary public offerings of equity securities pursuant to a shelf registration statement.

                           5.6. No Defaults. Except as to defaults, violations
and breaches which individually or in the aggregate would not be material to the Company (taken as a whole), the Corporation is not in violation or default of any provision of its articles of incorporation, or bylaws, or other organizational documents, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which constitutes an event of default on the part of the Corporation as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default except such defaults which individually or in the aggregate would not be material to the Company.

                           5.7. Contracts. Neither the Corporation, nor to the
best of the Corporation's knowledge, any other party is in breach of or default under any contracts to which the Corporation is a party except such breach or default which individually or in the aggregate would not have a Material Adverse Effect.

                           5.8. No Actions. There are no legal or governmental
actions, suits or proceedings pending or, to the best of the Corporation's knowledge, threatened to which the Corporation is or may be a part or of which property owned or leased by the Corporation is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), of the properties, business, results of operations or prospects of the Company, and no labor disturbance by the employees of the Corporation exists or is imminent which might be expected to affect adversely such condition, properties, business, results of operations or prospects. Except as may be described in the Company's SEC Filings, the Corporation is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

                           5.9. Properties. The Corporation has good and
marketable title to all the properties and assets reflected as owned by the Corporation in the financial statements included in the Most Recent Financial Statements, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements or the Company's SEC Filings, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Corporation. The Corporation holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Corporation. The Corporation owns or leases all such properties as are necessary to its operations as now conducted.

                           5.10. No Material Change. Since the date of the Most
Recent Financial Statements, and except as otherwise disclosed in the Company's SEC Filings as of the Closing Date or in writing to the UBS Parties the Corporation (i) has not incurred any liabilities or obligations, indirect, or contingent, which will have a Material Adverse Effect or entered into any material verbal or written agreement or other material transaction which is not in the ordinary course of business (it being agreed that for purposes of this sentence the Corporation's ordinary course of business shall include the acquisition or disposition, directly or indirectly of assets or business related to or engaged in the lodging industry) or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Corporation has not sustained any loss or interference with its businesses or properties (taken as a whole) from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, which has had a material adverse effect on such business or properties; (iii) the Corporation is not in default in the payment of principal or interest on any outstanding debt obligations;
(iv) there has not been any change in the authorized capital of the Corporation or material increase in the principal amount of outstanding indebtedness of the Corporation (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company.

                           5.11. Intellectual Property. The Corporation believes
it has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its businesses as now conducted; and the Corporation does not have knowledge of any material infringement by it of trademark, trade name rights, patent rights, copyrights, licenses, trade secrets or other similar rights of others, and no claim has been made against the Corporation regarding trademark, trade name, patent, copyright, license, trade secrecy or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

                           5.12. Compliance. The Corporation has not been
advised, and has any reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company.

                           5.13. Taxes. The Corporation has filed all necessary
federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon (except for those taxes which are being contested in good faith through appropriate proceedings, for which adequate reserves have been established and which are either reflected in the Most Recent Financial Statements or disclosed by the Company to UBS in writing), and the Corporation has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Corporation which could materially adversely affect the business condition (financial or otherwise), results of operations or prospects of the Company.

                           5.14. Transfer Taxes. On the Closing Date, all stock
transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Purchase Shares to be sold to UBS Limited hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

                           5.15. Investment Company. The Corporation is not
required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                           5.16. Offering Materials. Neither the Trust nor the
Corporation has distributed nor will distribute prior to the Closing Date any offering material in connection with the offering and sale of the Purchase Shares other than the documents provided to the UBS Parties pursuant to Section 5.18.

                           5.17. Insurance. The Company maintains insurance (or
insurance is maintained on its behalf) of the types and in the amounts generally deemed adequate under customary industry standards for its business, including, but not limited to, insurance covering all real and personal property owned or leased by either the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                           5.18. SEC Filings. The information contained in the
following documents, which the Company has furnished to the UBS Parties, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective filing dates:

                  (a) Joint Annual Report on Form 10-K/A for the year ended December 31, 1996, which Joint Annual Report includes the Trust's and the Corporation's most recently available audited financial statements together with the report thereon of the independent certified public accountants (the "Most Recent Financial Statements");

                  (b) Joint Quarterly Report on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997;

                  (c) the Company's joint proxy statements on Form 14A relating to (i) the most recent Annual Meeting of the Corporation's and the Trust's Shareholders and (ii) any Special Meetings of the Corporation's Shareholders and the Trust's Shareholders which occurred during the 12-month period prior to the date hereof or for which a meeting date has been fixed and a proxy statement distributed;

                  (d) Prospectus dated March 21, 1997 and Supplement thereto dated March 27, 1997 and Prospectus dated September 29, 1997 and Supplement thereto dated September 29, 1997;

                  (e) all other documents, if any, filed by or with respect to the Trust and the Corporation with the SEC since January 1, 1997 pursuant to Sections 13, 15(d) or 16(a) of the Exchange Act; and

                  (f) a covenant compliance certification stating that the Trust and the Corporation and its subsidiaries are not in default under any of its credit agreements or other financing arrangements.

                           5.19. Legal Opinion. Prior to the Closing, counsel to
the Company will deliver their legal opinions to the UBS Parties in substantially the forms of Exhibits A-1 and A-2 hereto.

                           5.20. ERISA. The Company and its affiliates are in
compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder ("ERISA"). Neither a Reportable Event (as defined under ERISA) nor a Prohibited Transaction (as defined under ERISA) has occurred with respect to any Plan (as defined below) of the Company and/or its affiliates; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five years; no circumstance exists which constitutes grounds under Section 402 of ERISA entitling the Pension Benefit Guaranty Corporation ("PBGC") to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; the Company and its affiliates have not completely or partially withdrawn under Sections 4201 or 4202 of ERISA from any Multiemployer Plan (as defined therein); the Company and its affiliates have met the minimum funding requirements of Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") and Section 302 of ERISA with respect to each Plan and there is no unfunded current liability (as defined below) with respect to any Plan; the Company and its affiliates have not incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA); no part of the funds to be used by the Company in satisfaction of its obligations under this Purchase Agreement or the Forward Stock Purchase Agreement constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section

4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases and bulletins or as interpreted under applicable case law. As used below, "Plan" means an "employee benefit plan" or "plan" as described in Section 3(3) of ERISA; and "unfunded current liability" has the meaning provided in Section 302(d)(8)(A) of ERISA.

                           5.21. Certificate. A certificate of the Corporation
executed by the chief executive, financial or accounting officer of the Corporation, to be dated the Closing Date in form and substance satisfactory to the UBS Parties to the effect that the representations and warranties of the Corporation set forth in this Section 5 are true and correct as of the date of this Agreement and as of the Closing Date, and the Corporation has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date.

                           5.22. Environmental Protection. To the Corporation's
knowledge, except as disclosed in the Company's SEC Filings, none of the Corporation's or its affiliates' properties contain any Hazardous Materials that, under any Environmental Law, (i) would impose liability on either the Corporation or any affiliate that is likely to have a material adverse effect on the condition (financial or other), business, results of operations, or prospects, of the Company or (ii) is likely to result in the imposition of a lien on any assets owned, directly or indirectly, by either the Company. To the Corporation's knowledge, neither it nor any affiliate is subject to any existing, pending or threatened investigation or proceeding by any governmental agency or authority with respect or pursuant to any Environmental Law, except any which, if adversely determined, would not have a material adverse effect on the condition (financial or other), business, results of operations or prospects of the Company. As used herein, "Environmental Laws" mean all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes; and "Hazardous Material" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C "1251 et seq.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. "9601 et seq.; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. "6901 et seq.;
(iv) any toxic pollutant listed under Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under Section 112 of the Clean Air Act, 42 U.S.C. "7401 et seq.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substances Control Act, 15 U.S.C. "2601 et seq.; and (vii) petroleum, petroleum products, petroleum by-products, petroleum decomposition by-products, and waste oil.

                           SECTION 6. Representations, Warranties and Covenants
of the UBS Parties.

                           6.1. Investment. UBS Limited and/or UBS-LB represents
and warrants to, and covenants with, the Company that: (i) UBS Limited, taking into account the personnel and resources it can practically bring to bear on the purchase of the Purchase Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Purchase Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Purchase Shares; (ii) UBS Limited is acquiring the number of Purchase Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Purchase Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the rights of either UBS Party to sell pursuant to any Registration Statement); (iii) neither UBS Party will, directly or indirectly, sell or otherwise dispose of (or solicit any offers to purchase or otherwise acquire) any of the Shares except in compliance with the Securities Act, the Rules and Regulations and any applicable state securities or blue sky laws or pursuant to an available exemption or exclusion therefrom; (iv) each UBS Party has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement and the answers thereto are true and correct to the best knowledge of the UBS Parties as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the UBS Parties have, in connection with their decision to purchase the number of Purchase Shares set forth in Section 2 above, relied solely upon the documents identified in Sections 4.18 and 5.18, the information referred to in
Section 8.7 and the representations and warranties of the Company contained herein; (vi) each of the UBS Parties is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act; (vii) the UBS Parties do not directly or indirectly have an interest of five percent or more of the Common Shares outstanding as shown in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and (viii) the Purchaser understands that the Shares will contain a legend to the following effect:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT

                  REQUIRED UNDER SAID ACT.

                           6.2. Resale. Each UBS Party acknowledges and agrees
that the Shares are not transferable on the books of either the Trust or the Corporation unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the UBS Parties, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws or pursuant to valid exemptions or exclusions therefrom and (B) the requirement under the Securities Act of delivering a current prospectus has been satisfied. Each UBS Party acknowledges that there may occasionally be times when the Company must suspend the right of the UBS Parties to effect sales of the Shares through use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act (each, a "Black-out Period"); provided that no Black-out Period shall exceed 90 consecutive days. Each UBS Party hereby covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time at which the Company gives the UBS Parties written notice of the suspension of the use of said Prospectus and ending at the time the Company gives the UBS Parties written notice that the UBS Parties may thereafter effect sales pursuant to said Prospectus. Each UBS Party further covenants to notify the Trust and the Corporation promptly of the sale of all of its Shares.

                           6.3. Due Execution, Delivery and Performance of this
Agreement. The UBS Parties further represent and warrant to, and covenant with, the Company that (i) each UBS Party has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the UBS Parties enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the UBS Parties in Section 8.5 hereof may be legally unenforceable.

                           6.4. Residence of UBS Limited. UBS Limited is
organized under the laws of England and has its principal place of business in London.

                           SECTION 7. Survival of Representations, Warranties
and Agreements. Notwithstanding any investigation made by any party to this Purchase Agreement, all covenants, agreements, representations and warranties made by the Trust, the Corporation and the UBS Parties herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Purchase Agreement, the Forward Stock Purchase Agreement, the delivery to UBS Limited of the Purchase Shares being purchased and the payment therefor.

                           SECTION 8. Registration of the Shares; Compliance
with the Securities Act.

                           8.1. Registration Procedures and Expenses. The
Company shall:

                  (a) within 90 days after the Closing, prepare and file with the SEC a Registration Statement (as defined below) covering the resale by the UBS Parties, from time to time, of the Shares (not to exceed a number of Shares equal to 130% of the number of Purchase Shares) through the facilities of the New York Stock Exchange, the automated quotation system of The Nasdaq Stock Market or the facilities of any other national securities exchange on which the Company's common stock is then traded or in privately negotiated transactions (the "Initial Registration Statement"). If the total number of Shares issued to the UBS Parties hereunder and under the Forward Stock Purchase Agreement exceeds the number of Shares covered by the Initial Registration Statement, then the Company shall prepare and file with the SEC such additional Registration Statement or Statements as shall be necessary to cover the resale by UBS-LB of such excess Shares in the same manner as contemplated by the Initial Registration Statement for the Shares covered thereby (each, an "Additional Registration Statement"); provided that prior to delivering certificates evidencing any such excess Shares to UBS-LB, the Company shall cause such Registration Statement to have become effective. The Company agrees that no other shareholder of the Company shall have any right (which has not been waived or expired) to require the Company to register the sale of any shares owned by such shareholder under the Initial or any Additional Registration Statement. For purposes of this Purchase Agreement, "Registration Statement" means a registration statement under the Securities Act on Form S-3 covering the resale by one or both UBS Parties of up to a specified number of Shares, filed and maintained effective by the Company pursuant to the provisions of this Section 8, including the Prospectus (as defined below) contained therein, any amendments and supplements to such registration statement, including all post-effective amendments thereto, and all exhibits and all material incorporated by reference into such registration statement;

                  (b) use all reasonable best efforts to cause the SEC to notify the Company of the SEC's willingness to declare the Initial Registration Statement effective within 60 days after the Registration Statement is filed by the Company; provided that the Company will use its reasonable best efforts to cause such Initial Registration Statement to become effective no later than 90 days after the Closing Date;

                  (c) prepare and file with the SEC such amendments and supplements to the

                           Registration Statement and the prospectus used in connection therewith (the "Prospectus") as may be necessary to keep the Registration Statement effective until the date on which the Shares may be resold by the UBS Parties without registration, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

                  (d) furnish to the UBS Parties with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of Prospectuses, including any supplements and amendments thereto, promptly following the effectiveness of such Registration Statement an opinion from counsel to the Company covering the matters set forth on Exhibit B hereto and such other documents as the UBS Parties may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the UBS Parties;

                  (e) use its reasonable best efforts to prevent the happening of any event that would cause such Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Shares during the period that such Registration Statement is required to be effective and usable; provided that this paragraph
                           (e) shall in no way limit the Company's right to suspend the right of the UBS Parties to effect sales under the Registration Statement during any Black-out Period as specified at Section 6.2 above.

                  (f) file documents required of the Company for normal blue sky clearance in states specified in writing by the UBS Parties, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                  (g) bear all reasonable out-of-pocket expenses in connection with the procedures in paragraphs (a) through (f) of this Section 8.1 and the registration of the Shares pursuant to the Registration Statement, the enforcement (in the case of breach by the Company) of this Agreement or the Forward Stock Purchase Agreement or the Master Agreement referred to in the Forward Stock Purchase Agreement, including the reasonable fees and expenses of counsel or other advisers to the UBS Parties, other than underwriting discounts, brokerage fees and commissions incurred by the UBS Parties, if any.

                           8.2.  Covenants in Connection With Registration.

                  (a) The Trust and the Corporation hereby covenant with the UBS Parties that (i) the Company shall not file any Registration Statement or Prospectus relating to the resale of the

Shares or any amendment or supplement thereto, unless a copy thereof shall have been first submitted to the UBS Parties and the UBS Parties did not object thereto in good faith (provided that if the UBS Parties do not object within two business days of receiving any such material, they shall be deemed to have no objection thereto); (ii) the Company shall immediately notify the UBS Parties of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose;
(iii) the Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible moment; (iv) the Company shall notify the UBS Parties of the receipt of any notification with respect to the suspension of the qualification of the Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (v) the Company shall as soon as practicable notify the UBS Parties in writing of the existence of any fact which results in any Registration Statement, any amendment or post-effective amendment thereto, the Prospectus, any prospectus supplement, or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading and shall (except during a Black-out Period) prepare a supplement or post-effective amendment to such Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided that this clause (v) shall in no way limit the Company's right to suspend the right of the UBS Parties to effect sales under the Registration Statement during any Black-out Period as specified at Section 6.2 above.

                  (b) The UBS Parties shall notify the Company at least two business days prior to the date on which it intends to commence effecting any resales of Shares under a Registration Statement and if the Company does not, within such two-day period, advise the UBS Parties of the existence of any facts of the type referred to in Section 8.2(a)(v) above, then the Company shall be deemed to have certified and represented to the UBS Parties that no such facts then exist and the UBS Parties may rely on such certificate and representation in making such sales. The preceding sentence shall in no way limit the Company's obligations under Section 8.2(a) above.

                           8.3. Extension of Required Effectiveness. In the
event that the Company shall give any notice required by Section 8.2(a)(v) hereof, the period during which the Company is required to keep such Registration Statement effective and useable shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the UBS Parties are advised in writing by the Company that the use of the Prospectus may be resumed.

                           8.4. Transfer of Shares After Registration. Each UBS
Party agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or blue sky laws except as contemplated in each Registration Statement referred to in

Section 8.1 or except pursuant to any exemption from the registration requirements of the Securities Act (including, without limitation, Rule 144 promulgated thereunder and any successor thereto) and that it will promptly notify the Company of any changes in the information set forth in any such Registration Statement regarding the UBS Parties or its Plan of Distribution.

                           8.5. Indemnification. For the purpose of this Section
8.5, the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to any Registration Statement referred to in Section 8.1.

                  (a) Indemnification by Company. For purposes of this Section 8.5, the Trust and the Corporation, referred to as the "Company" agree to indemnify and hold harmless the UBS Parties and as more particularly described herein. The Company agrees to indemnify and hold harmless the UBS Parties and each person, if any, who controls either UBS Party within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the UBS Parties or such controlling person may become subject (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of such Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, and will reimburse each UBS Party and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the UBS Parties or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company will also indemnify selling brokers, dealers and similar securities industry professionals participating in the sale or resale of the Shares, their officers, directors and partners and each person who controls any such person within the meaning of the Securities Act, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company (i) by or on behalf of the UBS Parties expressly for use therein or (ii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to a UBS Party prior to the pertinent sale or sales by such UBS Party and not delivered by such UBS Party in connection with such sale or sales.

                  (b) Indemnification by UBS Parties. The UBS Parties will indemnify and hold harmless the Company, each of its directors, each of its officers who signed any Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint and several, to which the Company, each of its directors, each of its officers who signed any Registration Statement or any controlling person may become subject (including in settlement of any litigation, if such settlement is effected with the written consent of the UBS Parties) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, such Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, such Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the UBS Parties expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed such Registration Statement and each controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed such Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Proceedings. Promptly after receipt by an indemnified party under this Section 8.5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8.5 notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8.5 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume and control the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section

8.5 for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall be not liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the foregoing, without the written consent of the indemnified party, the indemnifying party may not settle or agree to compromise of any such claim or action for which the indemnified party intends to seek reimbursement from the indemnifying party, and the indemnified party will permit the indemnifying party to settle or compromise any such action or suit at the indemnifying party's sole cost and expense if as a result thereof the indemnified party is provided a full and unconditional release of such claim or action.

                  (d) Contribution. If the indemnification provided for in this
Section 8.5 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 8.5 in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative benefits received by the Company and the UBS Parties from the purchase and sale of the Shares and the relative fault of the Company and the UBS Parties in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the UBS Parties on the other shall be deemed to be in the same proportion as the amount paid by the UBS Parties to the Company pursuant to this Agreement for the Shares purchased by the UBS Parties that were sold pursuant to any Registration Statement bears to the difference (the "Difference") between the amount the UBS Parties paid for the Shares that were sold pursuant to such Registration Statement and the amount received by the UBS Parties from such sale. The relative fault of the Company and the UBS Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the UBS Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 8.5 any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 8.5 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this paragraph (d);

provided, however, that no additional notice shall be required with respect to any action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the UBS Parties agree that it would not be just and equitable if contribution pursuant to this Section 8.5 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 8.5, the UBS Parties shall not be required to contribute any amount in excess of the amount by which the aggregate proceeds received by the UBS Parties from the transactions contemplated hereby exceeds the amount of any damages that the UBS Parties has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Relationship Between the Trust and the Corporation. The obligations set forth in this Section 8.5 shall in no way limit the ability of the parties to allocate liability between themselves.

                           8.6. Termination of Conditions and Obligations. The
conditions precedent imposed by Section 6 or this Section 8 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares may be, and in fact are, sold under Rule 144(k) promulgated under the Securities Act. Further, as to any particular number of Shares, the conditions precedent imposed by Section 6 or this Section 8 on the transferability of such Shares shall cease and terminate at such earlier time as an opinion of counsel satisfactory to the Company and the UBS Parties shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act with respect to such Shares. In each such case, the Company's obligation to maintain an effective Registration Statement with respect to such Shares which are no longer be subject to the restrictions and limitations of Section 6 and this Section 8 shall cease.

                           8.7. Information Available. So long as any
Registration Statement covering the resale of any Shares owned by either UBS Party is effective, the Trust and the Corporation will furnish to the UBS
Parties:

                  (a)      as soon as practicable after available, one copy of
                           (i) its Joint Annual Report to Shareholders, (ii) its Joint Annual Report on Form 10-K, (iii) its joint Quarterly Reports to Shareholders, (iv) its joint quarterly reports on Form 10-Q, (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits) and (vi) upon request, any or all other public filings under the Exchange Act by the Trust and the Corporation; and

                  (b) upon the reasonable request of either UBS Party, a reasonable number of copies of the Prospectuses to supply to any other party requiring such Prospectuses;

and the Trust and the Corporation, upon the reasonable request of the UBS Parties, will meet with the UBS Parties or a representative thereof at the Trust's and the Corporation's headquarters to discuss all information relevant for disclosure in such Registration Statement covering the Shares, subject to appropriate confidentiality limitations.

                           8.8. Non-Exclusivity. The rights and remedies
provided under Section 8.5 hereof shall not be in limitation or exclusion of any other rights or remedies available to a party, whether by agreement, at law, in equity or otherwise, with respect to the inaccuracy of any representation or warranty by, or the breach of any covenant of, the other party made herein or in the Forward Stock Purchase Agreement.

                           8.9. Notice Requirement. The Trust and the
Corporation each covenant and agree that it will notify the UBS Parties at any time it becomes aware that as a result of a change in the Trust's and the Corporation's capital stock the UBS Parties beneficially hold more than 4.9% of the Trust's shares of beneficial interest or the Corporation's shares of common stock.

                           8.10. Transfer of Shares. The Trust and the
Corporation covenant and agree to use their best efforts to cause the transfer agent to effect promptly any transfer of the Shares requested by the UBS Parties and to cause the transfer agent to remove promptly the restrictive legend from the Shares upon presentation to the transfer agent of all necessary documentation.

                           SECTION 9. Registration Exemptions. For so long as
the Trust and the Corporation are subject to the reporting requirements of
Section 13 or 15 of the Exchange Act, the Trust and the Corporation covenant that they will file the reports required to be filed by it under the Securities Act and Section 13(a) and 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder.

                           SECTION 10. Broker's Fee. Other than any fees payable
under or in connection with the Forward Stock Purchase Agreement, each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale or issuance of the Shares to the UBS Parties.

                           SECTION 11. Notices. All notices, requests, consents
and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, by telegram or telecopy or sent by nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed or for telecopies, when transmitted and receipt confirmed, and shall be delivered as addressed as follows:

                  (a)      if to the Trust and the Corporation, to:

                           Starwood Lodging Trust
                           Starwood Lodging Corporation

                           2231 East Camelback Road,
                           Suites 400 and 410
                           Phoenix, Arizona  85016
                           Attn:  Ronald Brown/Alan Schneid
                           Telecopier:  602-852-0115

                           with a copy so mailed to:

                           Sidley & Austin
                           555 West 5th Street
                           Suite 4000
                           Los Angeles, California  90013
                           Attn:  Sherwin L. Samuels
                           Telecopier:  213-896-6600

                           or to such other person at such other place as the Trust and the Corporation shall designate to the UBS Parties in writing; and

                  (b) if to the UBS Parties, c/o UBS Securities, LLC, 299 Park Avenue, New York, New York 10171, Telecopier:
                           212-223-2815 or at such other address or addresses as may have been furnished to the Trust and the Corporation in writing.

                           SECTION 12. Changes. This Agreement may not be
modified or amended except pursuant to an instrument in writing signed by the Trust and the Corporation and the UBS Parties.

                           SECTION 13. Headings. The headings of the various
sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                           SECTION 14. Severability. In case any provision
contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                           SECTION 15. Governing Law; Jurisdiction.

                           15.1. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF) AND OF THE FEDERAL LAW OF THE UNITED STATES OF AMERICA.

                           15.2. EACH OF THE TRUST AND THE CORPORATION (I)
HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF, AND AGREES THAT ANY SUIT SHALL BE BROUGHT IN, THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF NEW YORK FOR THE PURPOSE OF ANY SUIT,

ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND (II) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURT.

                           SECTION 16. Transfer to Affiliate. Notwithstanding
anything herein to the contrary, UBS Limited may transfer the Purchase Shares to any affiliate of UBS Limited, together with all of UBS Limited's rights hereunder; provided that (i) such affiliate shall assume and be subject to all of UBS Limited's obligations hereunder; (ii) such affiliate shall be an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; and (iii) such transfer shall be consistent with the investment representations set forth at Section 6.1 hereto. In the event of such an assignment, such affiliate shall in all respects be substituted for UBS Limited as a party hereto.

                           SECTION 17. Counterparts. This Agreement may be
executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                           SECTION 18. Waiver of Trial by Jury. EACH PARTY
HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                   Starwood Lodging Trust


                                   By: /s/ Ronald Brown
                                      ----------------------------
                                      Name:  Ronald C. Brown
                                      Title: Senior Vice President & CFO


                                   Starwood Lodging Corporation


                                   By: /s/ Alan M. Schnaid
                                      ----------------------------
                                      Name:  Alan M. Schnaid
                                      Title: Vice President and Corporate
                                             Controller


                                   UBS Limited


                                   By: /s/
                                      ----------------------------
                                      Name:
                                      Title:


                                   By: /s/ Adam Matthews
                                      ----------------------------
                                      Name:  Adam Matthews
                                      Title: Director

                                   Union Bank of Switzerland
                                   London Branch


                                   By: /s/ C. Donegan
                                      ----------------------------
                                      Name:  C. Donegan
                                      Title: Vice President


                                   By: /s/ Adam Matthews
                                      ----------------------------
                                      Name:  A.J. Matthews
                                      Title: Vice President

                                                                      Appendix I
                                                                    (one of two)


                         STOCK CERTIFICATE QUESTIONNAIRE



         Pursuant to Section 3 of the Agreement, please provide us with the following information:


1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

         ----------------------------

2. All relationships between each UBS Party and the Registered Holder listed in response to Item 1 above:

         ----------------------------


         ----------------------------


         ----------------------------

3. The mailing address of the Registered Holder listed in response to item 1 above:

         ----------------------------


         ----------------------------


         ----------------------------


         ----------------------------

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

         ----------------------------

                                                                      Appendix I
                                                                    (two of two)


                          REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

                  1. Pursuant to the "Selling Shareholders" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

                  2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

                  3. Have you or your organization had any position, office or other material relationship within the past three years with the Trust, the Corporation or any of their affiliates?


                  _____ Yes
                  _____ No

                  If yes, please indicate the nature of any such relationships below:

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

APPENDIX II


Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

                  The undersigned, [an officer of, or other person duly authorized by] ___________________________________________________ hereby
               [fill in official name of individual or institution]

certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________
                                                                         [date]

in accordance with Registration Statement number ______________________________ _______________________________________________________________________,
 [fill in the number of or otherwise identify Registration Statement]

the Securities Act of 1933, as amended, and any applicable state securities or blue sky laws and the requirement of delivering a current prospectus by the Trust and the Corporation has been complied with in connection with such sale.

Print or Type:

                  Name of Purchaser
                    (Individual or
                    Institution):

                  Name of Individual
                    representing
                    Purchaser (if an
                    Institution)

                  Title of Individual
                    representing
                    Purchaser (if an
                    Institution):

Signature by:

                  Individual Purchaser
                    or Individual repre-
                    senting Purchaser:

                                                                     EXHIBIT A-1

         [Form of Closing Opinion of Counsel to the Trust and the Corporation]

                                                                     EXHIBIT A-2

         [Form of Closing Opinion of Counsel to the Trust and the Corporation]

                                                                       EXHIBIT B

                 Opinion Matters for Additional Registration Statements

[opinion paragraphs to be delivered in connection with resale registration statements]

                           The Corporation is duly organized, validly existing
and in good standing under the laws of the State of Maryland, and the Corporation has the requisite corporate power and authority to own its properties and to conduct is business as presently conducted. The Trust is a real estate investment trust duly organized, validly existing and in good standing as a business trust under the laws of the State of Maryland, and the Trust has the requisite trust power and authority to own its properties and to conduct its business as is presently conducted.

                           The [Additional] Shares have been duly authorized and
are validly issued, nonassessable and fully paid, and are not subject to any preemptive or similar rights.

                           The Registration Statement has been declared
effective under the Securities Act; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Final Prospectus, and each amendment thereof or supplement thereto (except for the financial statements, schedules and the notes thereto and the other financial data included or incorporated by reference therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the respective rules of the Commission thereunder.

         While we have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Final Prospectus, we have participated in reviews and discussions in connection with the preparation of the Registration Statement and Final Prospectus, and advise you that, in the curse of such reviews and discussions, nothing has come tot our attention which would lead us to believe (i) that the Registration Statement at the time it became effective (except for the financial statements and the notes thereto and the other financial data included or incorporated by reference therein, as to which we express no belief) contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading or (ii)that the Final Prospectus on the date thereof or on the date of this opinion (except for the financial statements and the notes thereto and the other financial data included or incorporated by reference therein, as to which we express no belief) contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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